Exhibit 99.1

Union Pacific Reports Best-Ever Quarterly Results

Diluted Earnings per Share up 13 Percent

FOR IMMEDIATE RELEASE

Best-Ever Quarterly Records

•	Diluted earnings per share of $2.48 improved 13 percent.

•	Operating revenues totaled nearly $5.6 billion, up 4 percent.

•	Operating income totaled $1.96 billion, up 10 percent.

•	Operating ratio of 64.8 percent improved 1.8 points.

Omaha, Neb., October 17, 2013 – Union Pacific Corporation (NYSE: UNP) today reported 2013 third quarter net income of $1.15 billion, or $2.48 per diluted share, compared to $1 billion, or $2.19 per diluted share, in the third quarter 2012.

“Union Pacific achieved all-time record financial results this quarter,” said Jack Koraleski, Union Pacific chief executive officer. “Despite the challenges of lower coal and grain volumes, in addition to disruptions caused by the Colorado flooding, we managed our network efficiently and continued to benefit from the strength of our diverse franchise. When combined with real core pricing and productivity gains, we more than offset flat volumes to generate a new, best-ever quarterly Operating Ratio of 64.8 percent.”

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Third Quarter Summary

Operating revenue increased 4 percent in the third quarter 2013 to nearly $5.6 billion versus $5.3 billion in the third quarter 2012. Third quarter business volumes, as measured by total revenue carloads, were flat compared to 2012. Volume growth from industrial products, automotive, and chemical shipments was offset by declines in coal, agricultural products, and intermodal shipments. In addition:

•	Quarterly freight revenue increased 5 percent compared to the third quarter 2012, mainly driven by core pricing gains.

•

Union Pacific’s operating ratio of 64.8 percent was a best-ever quarterly record, 1.8 points better than the third quarter 2012 and 0.9 points better than the previous quarterly record set in the second quarter 2013.

•	The average quarterly diesel fuel price of $3.17 per gallon in the third quarter 2013 was down 1 percent compared to the third quarter 2012.

•	The Customer Satisfaction Index of 93 was one point lower than the third quarter 2012.

•	Quarterly train speed, as reported to the Association of American Railroads, was 26.3 mph, improving 1 percent versus the third quarter 2012.

•	Lost revenue and increased costs from the flooding in Colorado negatively impacted operating income by about $10 million.

•	The Company repurchased nearly 3.7 million shares in the third quarter 2013 at an average share price of $156.77 and an aggregate cost of $575 million.

Summary of Third Quarter Freight Revenues

•	Automotive up 17 percent

•	Industrial Products up 11 percent

•	Chemicals up 5 percent

•	Coal up 2 percent

•	Intermodal flat

•	Agricultural down 2 percent

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2013 Outlook

“As we move through the fourth quarter, we continue to monitor the economic landscape,” Koraleski said. “Supported by our diverse franchise, we remain agile and well positioned for economic recovery. We’ll continue to focus on running a safe, efficient, and reliable network that generates greater value for both our customers and shareholders going forward.”

About Union Pacific

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America’s most recognized companies, Union Pacific Railroad links 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2007-2012, Union Pacific invested $18 billion in its network and operations to support America’s transportation infrastructure, including a record $3.7 billion in 2012. The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Tom Lange, (402) 544-3560.

Supplemental financial information is attached.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to future economic improvement and its ability to capitalize on any future economic improvement; provide safe, efficient and reliable service; maintain agility; and generate value for its customers and shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2012, which was filed with the SEC on February 8, 2013. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2013	2012	%	2013	2012	%
Operating Revenues
Freight revenues	$ 5,250	$ 5,019	5%	$ 15,387	$ 14,755	4%
Other revenues	323	324	-	946	921	3
Total operating revenues	5,573	5,343	4	16,333	15,676	4
Operating Expenses
Compensation and benefits	1,196	1,188	1	3,597	3,550	1
Fuel	866	880	(2)	2,629	2,688	(2)
Purchased services and materials	588	542	8	1,730	1,610	7
Depreciation	447	447	-	1,319	1,307	1
Equipment and other rents	309	300	3	924	895	3
Other	205	200	3	661	606	9
Total operating expenses	3,611	3,557	2	10,860	10,656	2
Operating Income	1,962	1,786	10	5,473	5,020	9
Other income	28	28	-	91	65	40
Interest expense	(138)	(137)	1	(399)	(407)	(2)
Income before income taxes	1,852	1,677	10	5,165	4,678	10
Income taxes	(701)	(635)	10	(1,951)	(1,771)	10
Net Income	$ 1,151	$ 1,042	10%	$ 3,214	$ 2,907	11%

Share and Per Share
Earnings per share - basic	$ 2.49	$ 2.21	13%	$ 6.91	$ 6.13	13%
Earnings per share - diluted	$ 2.48	$ 2.19	13	$ 6.88	$ 6.08	13
Weighted average number of shares - basic	461.7	472.0	(2)	465.0	474.5	(2)
Weighted average number of shares - diluted	464.2	475.2	(2)	467.4	477.9	(2)
Dividends declared per share	$ 0.79	$ 0.60	32	$ 2.17	$ 1.80	21

Operating Ratio	64.8%	66.6%	(1.8) pts	66.5%	68.0%	(1.5) pts
Effective Tax Rate	37.9%	37.9%	- pts	37.8%	37.9%	(0.1) pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2013	2012	%	2013	2012	%
Freight Revenues (Millions)
Agricultural	$771	$783	(2) %	$2,339	$2,495	(6) %
Automotive	512	436	17	1,533	1,341	14
Chemicals	883	841	5	2,646	2,404	10
Coal	1,082	1,058	2	2,993	2,922	2
Industrial Products	975	879	11	2,868	2,659	8
Intermodal	1,027	1,022	-	3,008	2,934	3
Total	$5,250	$5,019	5%	$15,387	$14,755	4%

Revenue Carloads (Thousands)
Agricultural	210	218	(4) %	631	685	(8) %
Automotive	195	181	8	576	551	5
Chemicals	282	275	3	840	777	8
Coal	468	501	(7)	1,284	1,408	(9)
Industrial Products	325	299	9	931	905	3
Intermodal*	848	857	(1)	2,480	2,481	-
Total	2,328	2,331	- %	6,742	6,807	(1) %

Average Revenue per Car
Agricultural	$3,679	$3,596	2%	$3,707	$3,643	2%
Automotive	2,620	2,407	9	2,661	2,435	9
Chemicals	3,134	3,064	2	3,151	3,094	2
Coal	2,312	2,111	10	2,331	2,075	12
Industrial Products	2,998	2,933	2	3,080	2,938	5
Intermodal*	1,211	1,192	2	1,213	1,182	3
Average	$2,255	$2,153	5%	$2,282	$2,168	5%

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Sep. 30, 2013	Dec. 31, 2012
Assets
Cash and cash equivalents	$1,366	$1,063
Other current assets	2,698	2,551
Investments	1,282	1,259
Net properties	43,311	41,997
Other assets	301	283
Total assets	$48,958	$47,153

Liabilities and Common Shareholders’ Equity
Debt due within one year	$691	$196
Other current liabilities	2,964	2,923
Debt due after one year	8,764	8,801
Deferred income taxes	13,739	13,108
Other long-term liabilities	2,026	2,248
Total liabilities	28,184	27,276

Total common shareholders’ equity	20,774	19,877

Total liabilities and common shareholders’ equity	$48,958	$47,153

Debt to Capital	31.3%	31.2%
Adjusted Debt to Capital*	38.5%	39.1%

*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2013	2012
Operating Activities
Net income	$3,214	$2,907
Depreciation	1,319	1,307
Deferred income taxes	637	490
Other - net	(289)	(338)
Cash provided by operating activities	4,881	4,366

Investing Activities
Capital investments	(2,635)	(2,876)
Other - net	39	10
Cash used in investing activities	(2,596)	(2,866)

Financing Activities
Common shares repurchased	(1,432)	(1,179)
Dividends paid	(968)	(860)
Debt issued	944	695
Debt exchange	(288)	-
Debt repaid	(217)	(250)
Other - net	(21)	7
Cash used in financing activities	(1,982)	(1,587)

Net Change in Cash and Cash Equivalents	303	(87)
Cash and cash equivalents at beginning of year	1,063	1,217
Cash and Cash Equivalents End of Period	$1,366	$1,130

Free Cash Flow*
Cash provided by operating activities	$4,881	$4,366
Cash used in investing activities	(2,596)	(2,866)
Dividends paid	(968)	(860)
Free cash flow	$1,317	$640

*

Free cash flow is a non-GAAP measure; however, we believe that it is important to management and investors in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2013	2012	%	2013	2012	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	241,350	245,415	(2)%	704,434	720,382	(2)%
Employees (average)	46,605	46,205	1	46,610	45,882	2
GTMs (millions) per employee	5.18	5.31	(2)	15.11	15.70	(4)
Customer satisfaction index	93	94	(1) pt	93	93	-	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 3.17	$ 3.19	(1)%	$ 3.17	$ 3.21	(1)%
Fuel consumed in gallons (millions)	265	267	(1)	808	811	-
Fuel consumption rate*	1.098	1.084	1	1.147	1.125	2

AAR Reported Performance Measures
Average train speed (miles per hour)	26.3	26.1	1%	26.1	26.4	(1)%
Average terminal dwell time (hours)	26.3	26.0	1	26.8	26.0	3
Average rail car inventory (thousands)	258.5	268.0	(4)	261.2	270.7	(4)

Revenue Ton-Miles (Millions)
Agricultural	18,452	19,349	(5)%	56,707	62,470	(9)%
Automotive	3,995	3,596	11	11,931	11,113	7
Chemicals	18,541	17,608	5	56,211	50,446	11
Coal	51,325	55,468	(7)	141,037	156,169	(10)
Industrial Products	19,665	17,772	11	58,237	53,915	8
Intermodal	19,305	19,513	(1)	58,537	58,529	-
Total	131,283	133,306	(2)%	382,660	392,642	(3)%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2013
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$ 4,984	$ 5,153	$ 5,250	$ 15,387
Other revenues	306	317	323	946
Total operating revenues	5,290	5,470	5,573	16,333

Operating Expenses
Compensation and benefits	1,216	1,185	1,196	3,597
Fuel	900	863	866	2,629
Purchased services and materials	557	585	588	1,730
Depreciation	434	438	447	1,319
Equipment and other rents	313	302	309	924
Other	237	219	205	661
Total operating expenses	3,657	3,592	3,611	10,860

Operating Income	1,633	1,878	1,962	5,473
Other income	40	23	28	91
Interest expense	(128)	(133)	(138)	(399)
Income before income taxes	1,545	1,768	1,852	5,165
Income tax expense	(588)	(662)	(701)	(1,951)
Net Income	$ 957	$ 1,106	$ 1,151	$ 3,214

Share and Per Share
Earnings per share - basic	$ 2.05	$ 2.38	$ 2.49	$ 6.91
Earnings per share - diluted	$ 2.03	$ 2.37	$ 2.48	$ 6.88
Weighted average number of shares - basic	467.8	465.3	461.7	465.0
Weighted average number of shares - diluted	470.5	467.6	464.2	467.4
Dividends declared per share	$ 0.69	$ 0.69	$ 0.79	$ 2.17

Operating Ratio	69.1%	65.7%	64.8%	66.5%
Effective Tax Rate	38.1%	37.4%	37.9%	37.8%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2013
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$ 784	$ 784	$ 771	$ 2,339
Automotive	487	534	512	1,533
Chemicals	873	890	883	2,646
Coal	936	975	1,082	2,993
Industrial Products	916	977	975	2,868
Intermodal	988	993	1,027	3,008

Total	$ 4,984	$ 5,153	$ 5,250	$ 15,387
Revenue Carloads (Thousands)
Agricultural	212	209	210	631
Automotive	184	197	195	576
Chemicals	271	287	282	840
Coal	402	414	468	1,284
Industrial Products	289	317	325	931
Intermodal*	810	822	848	2,480

Total	2,168	2,246	2,328	6,742
Average Revenue per Car
Agricultural	$ 3,694	$ 3,750	$ 3,679	$ 3,707
Automotive	2,648	2,715	2,620	2,661
Chemicals	3,225	3,098	3,134	3,151
Coal	2,329	2,353	2,312	2,331
Industrial Products	3,174	3,079	2,998	3,080
Intermodal*	1,219	1,210	1,211	1,213

Average	$ 2,299	$ 2,295	$ 2,255	$ 2,282

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Sep. 30, 2013	Dec. 31, 2012
Debt (a)	$9,455	$8,997
Equity	20,774	19,877
Capital (b)	$30,229	$28,874
Debt to capital (a/b)	31.3%	31.2%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Sep. 30, 2013	Dec. 31, 2012
Debt	$9,455	$8,997
Net present value of operating leases	3,027	3,096
Unfunded pension and OPEB	543	679
Adjusted debt (a)	13,025	12,772
Equity	20,774	19,877
Adjusted capital (b)	$33,799	$32,649
Adjusted debt to capital (a/b)	38.5%	39.1%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 5.7% at September 30, 2013 and 6.0% at December 31, 2012. The discount rate reflects our effective interest rate. Management believes this is an important measure to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.